UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in its charter)

Delaware	811-21423	80-0080998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, New York	10580-1422
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (800) 422-3554

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	GDV	New York Stock Exchange
Series H Cumulative Preferred Shares	GDV Pr H	New York Stock Exchange
Series K Cumulative Preferred Shares	GDV Pr K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on May 11, 2026, The Gabelli Dividend & Income Trust (the “Fund”) convened its Annual Meeting of Shareholders (the “Annual Meeting”) and the holders of the Fund’s preferred shares voted to elect Anthony S. Colavita, the Trustee nominee standing for election by the holders of preferred shares only, voting separately as a single class, to hold office until the 2029 Annual Meeting of Shareholders (the “2029 Annual Meeting”) or until his successor is duly elected and qualified. The Annual Meeting was adjourned to June 29, 2026, to permit the solicitation of additional shareholder votes with respect to the election of three Trustees by the holders of common shares and preferred shares of the Fund, voting together as a single class.

At the reconvened Annual Meeting held on June 29, 2026, holders of common shares and preferred shares of the Fund, voting together as a single class, elected each of the Fund’s three Trustee nominees, Frank J. Fahrenkopf, Jr., Colin J. Kilrain and Salvatore J. Zizza, to hold office until the 2029 Annual Meeting or until their respective successors are duly elected and qualified. Because the election of trustees by the holders of common shares and preferred shares voting together as a single class was considered a contested election under the Fund’s by-laws, each of Messrs. Fehernkopf and Zizza and Vice Admiral Kilrain received the affirmative vote of a majority of the Fund’s outstanding shares, to be duly elected.

The final vote, as certified by the Inspector of Election for the Annual Meeting, was as follows:

Nominee	For	Against	Withhold/ Abstain
Frank J. Fahrenkopf, Jr.	58,723,425	0	3,009,688
Colin J. Kilrain	60,361,740	0	1,371,375
Salvatore J. Zizza	58,730,870	0	3,002,242
Andre Clemot	20,721,002	278,502	73,551

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GABELLI DIVIDEND & INCOME TRUST

Date: July 6, 2026	By:	/s/ John C. Ball
	Name:	John C. Ball
	Title:	President and Treasurer

2